                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)        October 24, 2003
                                                        -----------------




                               YELLOW CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Delaware                     0-12255               48-0948788
--------------------------------------------------------------------------------
  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)




               10990 Roe Avenue, Overland Park, Kansas            66211
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code     (913) 696-6100
                                                     -------------------




                                   No Changes.
                                   -----------
         (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure

Yellow Corporation (NASDAQ: YELL) is furnishing the following disclosure under Regulation FD to correct a statement made during its third quarter 2003 conference call with analysts today:

Yellow Transportation, a Yellow Corporation subsidiary, implemented a general rate increase averaging 5.45% effective August 18, 2003.

Information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  YELLOW CORPORATION
                                           ----------------------------------
                                                     (Registrant)

Date:    October 24, 2003                  By: /s/   Donald G. Barger, Jr.
     -------------------------             -------------------------------
                                           Donald G. Barger, Jr.
                                           Senior Vice President and Chief
                                           Financial Officer